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                                                                    EXHIBIT 99.3


                          CONSENT OF DIRECTOR-NOMINEE

     I hereby consent to all references to me as a director-nominee in the Registration Statement of USA.NET, Inc. (registration file number 333-75687) and the Prospectus constituting a part thereof.



                                        /s/ GERALD H. TAYLOR
                                        ----------------------------------
                                        Gerald H. Taylor

May 21, 1999